SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 October 2, 2002



                           FLORIDAFIRST BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)




         Florida                       0- 32139                 59-3662010
----------------------------         --------------       ----------------------
(State or other jurisdiction         (SEC File No.)       (IRS Employer
of incorporation)                                         Identification Number)




205 East Orange Street, Lakeland, Florida                                33801
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:               (863) 688-6811
                                                                  --------------




                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT



Item 5.  Other Events
         ------------

     On October 3, 2002, the Registrant and BB&T Corporation, Winston-Salem, North Carolina, jointly announced that they have signed a definitive merger agreement, whereby BB&T Corporation will acquire the Registrant. A copy of the press release regarding such announcement is incorporated herein by reference in its entirety as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
         -----------------------------------------------------


     Exhibit
     Number                            Description
     -------                           -----------

       2.1 Agreement and Plan of Reorganization, dated as of October 2, 2002, between the Registrant and BB&T Corporation

       2.2 Stock Option Agreement, dated as of October 2, 2002, between the Registrant and BB&T Corporation

       99      Press Release dated October 3, 2002. *



*Incorporated by reference to the Form 425 filed by the Registrant on October 3, 2002.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        FLORIDAFIRST BANCORP, INC.


Date:    October 3, 2002          By:   /s/ Kerry P. Charlet
                                        ----------------------------------------
                                        Kerry P. Charlet, Senior Vice President
                                        and Chief Financial Officer